UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by SolarCity Corporation (“SolarCity”) on September 23, 2014 (the “Current Report”) disclosing the closing of the acquisition of Silevo, Inc. (“Silevo”). This Amendment is being filed solely for the purpose of including the historical audited and unaudited financial statements of Silevo and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Current Report in reliance on the instructions to such items.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired. The audited financial statements of Silevo as of December 28, 2013 and December 31, 2012 and for the years ended December 28, 2013 and December 31, 2012 and the notes related thereto are filed herewith as Exhibit 99.1. The unaudited financial statements of Silevo as of June 28, 2014 and for the six months ended June 28, 2014 and June 29, 2013 are filed herewith as Exhibit 99.2. The consent of Frank, Rimerman + Co. LLP, Silevo’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro forma financial information. The unaudited pro forma condensed combined financial information of SolarCity and Silevo for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014 are filed herewith as Exhibit 99.3.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Frank, Rimerman + Co. LLP, Independent Auditors of Silevo

99.1	Audited financial statements of Silevo as of December 28, 2013 and December 31, 2012 and for the years ended December 28, 2013 and December 31, 2012

99.2	Unaudited financial statements of Silevo as of June 28, 2014 and for the six months ended June 28, 2014 and June 29, 2013

99.3	Unaudited pro forma condensed combined financial information of SolarCity and Silevo for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer

Date: December 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Frank, Rimerman + Co. LLP, Independent Auditors of Silevo

99.1	Audited financial statements of Silevo as of December 28, 2013 and December 31, 2012 and for the years ended December 28, 2013 and December 31, 2012

99.2	Unaudited financial statements of Silevo as of June 28, 2014 and for the six months ended June 28, 2014 and June 29, 2013

99.3	Unaudited pro forma condensed combined financial information of SolarCity and Silevo for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014